UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

February 15, 2005

AMX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	0-26924	75-1815822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Research Drive

Richardson, Texas 75082

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code: (469) 624-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 15, 2005, AMX Corporation, a Texas corporation (“AMX”), Thrall Omni Company, Inc., (“Parent”) a Delaware corporation and an affiliate of Duchossois Industries, Inc., (“Duchossois”), and Amherst Acquisition Co. (“Subcorp”), a Texas corporation and a wholly-owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing, among other things, that Subcorp will make a cash tender offer to purchase all of the outstanding shares of AMX’s common stock, par value $0.01 per share (“AMX Common Stock”), at a purchase price of $22.50 per share, net to the seller in cash (the “Offer”). Following the completion of the Offer, Subcorp will be merged with and into AMX, with AMX surviving as a wholly-owned subsidiary of Parent (the “Merger”). In the Merger, each outstanding share of AMX Common Stock (other than shares held by Subcorp and by shareholders who perfect appraisal rights under Texas law) will be converted into the right to receive cash in the amount of $22.50. The Merger Agreement was unanimously approved by the board of directors of AMX.

The Offer and consummation of the Merger are subject to customary regulatory approvals, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions for similar transactions.

The summary of the Merger Agreement in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Merger Agreement attached hereto as Exhibit 2.1.

Concurrently with the execution of the Merger Agreement, certain shareholders of the Company (the “Shareholders”) entered into support agreements (the “Support Agreements”) with Parent pursuant to which each Shareholder agreed, among other things, to tender all of such Shareholder’s shares of AMX Common Stock in the Offer and to vote all of such shares in favor of the approval and adoption of the Merger Agreement. Copies of the Support Agreements are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

On February 15, 2005, AMX and Duchossois issued a joint press release, which is filed as Exhibit 99.4 hereto and incorporated herein by reference, announcing the execution of the Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

2.1	Agreement and Plan of Merger, dated as of February 15, 2005, by and among Thrall Omni Company, Inc., Amherst Acquisition Co. and AMX Corporation.

99.1	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and certain AMX Corporation shareholders.

99.2	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and Peter D. York.

99.3	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and Scott D. Miller.

99.4	Joint Press Release issued by AMX Corporation and Duchossois Industries, Inc. on February 15, 2005.

99.5	Investor Call Script.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMX CORPORATION

By:	/s/ C. Chris Apple
C. Chris Apple Vice President and Chief Financial Officer

Date: February 15, 2005

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EXHIBIT LIST

2.1	Agreement and Plan of Merger, dated as of February 15, 2005, by and among Thrall Omni Company, Inc., Amherst Acquisition Co. and AMX Corporation.

99.1	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and certain AMX Corporation shareholders.

99.2	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and Peter D. York.

99.3	Support/Tender Agreement, dated February 15, 2005, by and between Thrall Omni Company, Inc. and Scott D. Miller.

99.4	Joint Press Release issued by AMX Corporation and Duchossois Industries, Inc. on February 15, 2005.

99.5	Investor Call Script.

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